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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

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
                                                     JURISDICTION
                                                  OF INCORPORATION OR              BUSINESS NAME OF
     NAME OF SUBSIDIARY                              ORGANIZATION                     SUBSIDIARY
     ------------------                           -------------------              ----------------
Old National Bank                                United States of America        Old National Bank
    (Lawrenceville, Illinois)

Orange County Bank                               Indiana                         Orange County Bank
    (Paoli, Indiana)

First National Bank and Trust Company            United States of America        First National Bank
    (Carbondale, Illinois)                                                           and Trust Company

Old National Realty Company, Inc.                Indiana                         Old National Realty
    (Evansville, Indiana)                                                            Company, Inc.

Indiana Old National Insurance Company           Arizona                         Indiana Old National
    (Evansville, Indiana)                                                            Insurance Company

ONB Finance Company                              Indiana                         ONB Finance
    (Terre Haute, Indiana)

Old National Trust Company                       United States of America        Old National Trust
    (Evansville, Indiana)                                                            Company

Old National Trust Company-Kentucky              United States of America        Old National Trust
    (Morganfield, Kentucky)                                                          Company-Kentucky

Old National Trust Company-Illinois              United States of America        Old National Trust
    (Mt. Carmel, Illinois)                                                           Company-Illinois

American National Bank and Trust Company         United States of America        American National Bank and
    (Muncie, Indiana)                                                            Trust Company of Muncie

Peoples Loan & Trust Bank                        Indiana                         Peoples Loan & Trust Bank
    (Winchester, Indiana)

The Farmers State Bank of Union City, Ohio       Ohio                            Farmers State Bank
    (Union City, Ohio)

American National Trust and Investment           Indiana                         American National Trust
Management Company                                                               and Investment Management
    (Muncie, Indiana)                                                            Company

Service Management Corporation                   Indiana                         ANB Financial
    (Muncie, Indiana)
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
                                                     JURISDICTION
                                                  OF INCORPORATION OR    BUSINESS NAME OF
     NAME OF SUBSIDIARY                              ORGANIZATION         SUBSIDIARY
     ------------------                           -------------------    ----------------
Heritage Bank                                          Tennessee         Heritage Bank
    (Clarksville, Tennessee)

Central Life Insurance Company                         Tennessee         Central Life Insurance
    (Clarksville, Tennessee)                                             Company

Heritage Investment Center, Inc.                       Tennessee         Heritage Investment
    (Clarksville, Tennessee)                                             Center, Inc.

Advance Credit Company, Inc.                           Tennessee         Advance Credit Company,
    (Clarksville, Tennessee)                                             Inc.

Heritage Investment Corporation                        Tennessee         Heritage Investment
    (Clarksville, Tennessee)                                             Corporation

ONB Capital Trust I                                    Delaware          ONB Capital Trust I
    (Evansville, Indiana)

ONB Capital Trust II                                   Delaware          ONB Capital Trust II
    (Evansville, Indiana)

ONB Capital Trust III                                  Delaware          ONB Capital Trust III
    (Evansville, Indiana)

ONB Capital Trust IV                                   Delaware          ONB Capital Trust IV
    (Evansville, Indiana)

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